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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

                          Date of Report: July 24, 2001

                           TITAN PHARMACEUTICALS, INC.
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

                                    DELAWARE
              ----------------------------------------------------
                 (State or other jurisdiction of incorporation)

          0-27436                                       94-3171940
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     (Commission File Number)                 (IRS Employer Identification No.)


400 OYSTER POINT BLVD., SUITE 505, SOUTH SAN FRANCISCO, CALIFORNIA         94080
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (650) 244-4990
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Item 5.  OTHER EVENTS

         On July 24, 2001, the Registrant and Novartis Pharma AG announced their plan to conduct additional clinical trials to further strengthen the profile of iloperidone (Zomaril) for the treatment of schizophrenia. Data from these studies will be included in the initial regulatory submissions, the first of which is expected to be filed in the U.S. around the end of 2002.

         Reference is made to the related press release filed as Exhibit 20.1 hereto, which is incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (c)      Exhibits

                  20.1   Press Release dated July 24, 2001


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TITAN PHARMACEUTICALS, INC.


                                       By:  /s/  ROBERT E. FARRELL
                                           -------------------------------------
                                              Robert E. Farrell, Executive Vice
                                           President and Chief Financial Officer

Dated:  July 24, 2001


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